                                                                    Exhibit 99.1


[NORTHWESTERN CORPORATION LOGO]                                     NEWS RELEASE
                                                                        NYSE:NOR

CONTACTS:

INVESTORS/MEDIA:

Roger Schrum
605-978-2848
roger.schrum@northwestern.com

--------------------------------------------------------------------------------
            NORTHWESTERN CORPORATION REPORTS SECOND QUARTER 2002 EPS
                     OF 49 CENTS FROM CONTINUING OPERATIONS;
                     OPERATING INCOME REACHES $83.5 MILLION
--------------------------------------------------------------------------------
           BOARD OF DIRECTORS DECLARES 31 3/4 CENTS DIVIDEND PER SHARE
--------------------------------------------------------------------------------

SIOUX FALLS, S.D. - AUG. 8, 2002 - NORTHWESTERN CORPORATION (NYSE:NOR) TODAY REPORTED SECOND QUARTER 2002 NET INCOME FROM CONTINUING OPERATIONS OF $20.9 MILLION, OR 49 CENTS PER DILUTED SHARE BEFORE DISCONTINUED OPERATIONS, COMPARED WITH $12.8 MILLION, OR 47 CENTS PER DILUTED SHARE IN THE SECOND QUARTER OF 2001. FOR THE SIX MONTHS THAT ENDED JUNE 30, 2002, INCOME FROM CONTINUING OPERATIONS WAS $44.8 MILLION, OR $1.13 PER DILUTED SHARE BEFORE DISCONTINUED OPERATIONS, COMPARED WITH $26.0 MILLION, OR 95 CENTS PER DILUTED SHARE DURING THE PRIOR YEAR PERIOD. RESULTS FOR THE FIRST HALF OF 2002 WOULD HAVE INCREASED AN ADDITIONAL 23 CENTS PER SHARE WITH THE INCLUSION OF JANUARY 2002 RESULTS FROM THE ACQUIRED MONTANA ENERGY OPERATIONS.

      "Strong results from our energy businesses, which account for more than 70 percent of NorthWestern's operating income, coupled with outstanding performance from our communications business, led to solid second quarter and first half results," said Merle D. Lewis, NorthWestern's chairman and chief executive officer. "We are excited about the growth in cash flows from our continuing operations and remain on track to meet our previously announced full-year earnings target of $2.30 to $2.55 per share from continuing operations."

      Revenues from continuing operations for the second quarter of 2002 increased to $515.7 million, compared with $476.8 million in the same quarter in 2001. For the first half of 2002, revenues from continuing operations were $995.8 million, compared with $954.4 million in the first half of 2001. Revenues from continuing operations increased during the second quarter and the first half of 2002 because of the addition of NorthWestern Energy's operations in Montana. However, second quarter and first half revenues were impacted by lower energy commodity prices and decreased communications revenues stemming from efforts to focus on higher-margin recurring sales as well as continuing soft market conditions.


                                    - More -

NorthWestern Reports Second Quarter 2002 EPS of 49 Cents
Aug. 8, 2002
Page 2


      NorthWestern's operating income for the second quarter of 2002 increased to $48.8 million, compared with an operating loss of $3.2 million in the second quarter of 2001. For the first half of 2002, operating income was $83.5 million, compared with an operating loss of $40.3 million in the first half of 2001. For the first six months of 2002, cash flows from continuing operations increased to $52.2 million, compared with cash flows from continuing operations of $37.5 million in the first half of 2001.

      "Our improvement in operating income and cash flows is attributable to our expanded energy operations, improvements in our communications business and our successful Operational Excellence initiatives. We are projected to generate further cash flow improvements going forward that are more than sufficient to support the funding of planned capital expenditures and dividends," Lewis said.

      In addition to strong cash flow generation capabilities, Lewis said that NorthWestern has access to a $280 million revolving credit facility, which reflected a drawn balance of $35 million on Aug. 7, 2002. Up to $225 million of the facility may be converted into a term loan on a non-revolving basis, maturing in February 2004.

DIVIDEND DECLARATION

      NorthWestern's Board of Directors declared a quarterly dividend of 31 3/4 cents per share on the company's common stock, payable Sept. 1, 2002, to shareholders of record on Aug. 15, 2002. The company's dividend rate is currently $1.27 per share.

      "We believe strong cash flow from our energy and communications businesses provides a solid platform for generating increased earnings, funding operations and debt as well as paying dividends to our shareholders," Lewis said.

CONTINUING BUSINESS SEGMENT RESULTS

      Northwestern Energy, the electric and natural gas business of NorthWestern, continued to show improved results in the second quarter of 2002, with operating income of $35.0 million and earnings before interest, taxes, depreciation and amortization (EBITDA) of $50.9 million, compared with operating income of $13.0 million and EBITDA of $17.0 million in the second quarter of 2001. For the first six months of 2002, operating income was $78.8 million and EBITDA was $107.4 million, compared with operating income of $31.2 million and EBITDA of $39.3 million in the same period of 2001. Revenues for the second quarter of 2002 were $175.1 million, compared with $59.7 million in the same period of 2001. Revenues for the first half of 2002 were $348.6 million, compared with $165.4 million in the first half of 2001.


                                    - More -

NorthWestern Reports Second Quarter 2002 EPS of 49 Cents
Aug. 8, 2002
Page 3


NorthWestern Energy's results during the second quarter of 2002 and for five months of the first half of 2002 include Montana energy operations, which were acquired in February 2002.

      "Our expanded energy operations continued to demonstrate strong results during the second quarter as the integration of our Montana energy operations are going smoothly and our South Dakota and Nebraska energy operations continued to perform strongly," said Richard R. Hylland, NorthWestern's president and chief operating officer. "As we enter the second half of 2002, NorthWestern Energy is well on track to meet our performance expectations of $225 to $235 million in EBITDA, which excludes $22 million in EBITDA from January 2002 results from our Montana operations. We are comfortable in targeting annualized EBITDA in excess of $250 million in 2003, while requiring about $65 million in maintenance capital expenditures."

      Second quarter 2002 results for Expanets, NorthWestern's communications services business, were significantly improved with $11.0 million in operating income and $24.9 million in EBITDA, compared with an operating loss of $14.6 million and negative EBITDA of $2.0 million in the same quarter in 2001. For the first half of 2002, Expanets had operating income of $8.3 million and EBITDA of $33.5 million, compared with an operating loss of $63.3 million and negative EBITDA of $39.7 million in the first half of 2001. Revenues for the second quarter of 2002 were $210.3 million, representing an increase of 4.1 percent over revenues in the first quarter of 2002. Revenues for the second quarter and first half of 2002 decreased $91 million and $157.9 million, respectively, in comparison with the same periods for 2001, reflecting Expanets' efforts to focus on building higher-margin sales and soft market conditions.

      "Expanets' outstanding performance during the first half of 2002 confirms the strength of our mid-market communications services business strategy. As the largest U.S. mid-market communications services and solutions company, Expanets has the flexibility to respond effectively to changing market conditions by transforming its cost structure. Expanets' cost structure improvement and increased sales focus on value-added services and applications improved gross margins as a percentage of revenues to 44.5 percent for the second quarter of 2002 and 41.4 percent for the first six months of 2002, compared with gross margins as a percentage of revenues of 38.0 percent in the second quarter and
34.6 percent of the first half of 2001," Hylland said. "Expanets successfully reduced sales, general and administrative (SG&A) expenses as a percentage of revenues in the second quarter of 2002 to 32.7 percent from 38.6 percent of revenues in the second quarter of 2001. Despite soft market conditions, we expect Expanets to continue a strong performance in the remaining two quarters of 2002, and


                                    - More -

NorthWestern Reports Second Quarter 2002 EPS of 49 Cents
Aug. 8, 2002
Page 4


we are comfortable with our previously announced full-year 2002 EBITDA target of $80 to $87 million and an annualized EBITDA run rate in excess of $100 million in 2003."

      Blue Dot, NorthWestern's energy-related heating, ventilation and air conditioning services provider, reported second quarter 2002 operating income of $2.4 million and EBITDA of $4.2 million, compared with operating income of $2.7 million and EBITDA of $6.8 million in the second quarter of 2001. Revenues for the second quarter of 2002 were $117.8 million, compared with $111.7 million in the second quarter of 2001.

      "Blue Dot had improved performance in June 2002 with $2.8 million in EBITDA as seasonal revenues picked up and we began to see improvement resulting from our Operational Excellence initiatives," Hylland said. "Despite the impact of soft economic conditions, we are targeting improvement for Blue Dot during the second half of 2002. To drive improved results, Blue Dot is developing and implementing initiatives to accelerate sales growth and build organizational effectiveness to improve the company's ability to integrate and execute its business plan."

      Hylland also said that NorthWestern's Operational Excellence initiatives have achieved $110 million in reduced expenses on a consolidated basis during the first half of 2002 which has resulted in the company's SG&A as a percent of revenues declining to 32.2 percent, compared with 36.0 percent in the first half of 2001. "The first phase of our operational excellence initiatives have included significant efficiency programs ranging from resizing our cost structure to shared support services between operations, leveraged purchasing and other business improvements. While these efforts have been extremely successful, we will be implementing a second phase of initiatives beginning in the third quarter that are focused on customer facing enhancements, operating processes and information system re-engineering which we believe will further improve our customer service capabilities, drive revenue growth and continue to reduce our cost structure," Hylland said. "Our efforts are now targeting up to $170 million in annualized SG&A reductions and we are focusing on reducing our SG&A as a percentage of revenues to below 30 percent by year end 2002."

      Kipp D. Orme, vice president and chief financial officer, said that the transition of independent auditors to Deloitte & Touche has gone smoothly since the firm was selected by NorthWestern's audit committee and the Board of Directors in May 2002. Deloitte & Touche has nearly completed its review of NorthWestern's second quarter results that will be filed on Form 10-Q on Aug. 14, 2002. As previously disclosed, NorthWestern implemented, effective Jan. 1, 2002, the new accounting standard, Statement of Financial Accounting Standards No. 142,


                                    - More -

NorthWestern Reports Second Quarter 2002 EPS of 49 Cents
Aug. 8, 2002
Page 5


Goodwill and Other Intangible Assets, which eliminates the requirement to amortize goodwill and limits amortization of other intangibles to instances where the assets have a finite determinable life. Orme said that an independent, third-party assessment has recently been completed and that NorthWestern believes that there will be no impairment to goodwill or other intangibles resulting from the adoption of SFAS No. 142.

DISCONTINUED OPERATIONS

      NorthWestern's strategy is to focus on its growing energy and communications businesses. Consistent with this strategic focus, in the first quarter of 2002, NorthWestern adopted discontinued operations accounting for CornerStone Propane Partners LP and recorded a non-cash, after-tax charge of $40 million reflecting the change in the company's carrying value in the partnership. On Aug. 5, 2002, CornerStone reported that it had elected not to make an interest payment on third-party senior secured debt that was due on July 31 and that it was reviewing financial restructuring and strategic options, including the commencement of a Chapter 11 case under the United States Bankruptcy Code. As previously stated on July 31, 2002, NorthWestern is evaluating CornerStone's financial restructuring and the impact upon creditors of the partnership, including NorthWestern, and would expect to reflect any resulting financial implications in the third quarter of 2002.

      Including discontinued operations, NorthWestern's second quarter 2002 net income was $15.8 million, or 30 cents per diluted share, compared with $10.8 million or 38 cents per diluted share in the second quarter of 2001. Including discontinued operations and extraordinary charges in the first half, NorthWestern had a net loss of $13.7 million, or $1.01 per diluted share compared to net income of $29.2 million, or $1.08 per diluted share in the first half of 2001.

CONFERENCE CALL

      As previously announced, NorthWestern will conduct a conference call with investors today at 10 a.m. Central time. The conference call will be webcast live via the NorthWestern Corporation Web site at WWW.NORTHWESTERN.COM or at WWW.COMPANYBOARDROOM.COM.

ABOUT NORTHWESTERN

      NorthWestern Corporation, a FORTUNE 500 company, is a leading provider of services and solutions to more than 2 million customers across America in the energy and communications sectors. NorthWestern's partner businesses include NorthWestern Energy, a provider of electricity, natural gas and related services to customers in Montana, Nebraska and South Dakota; Expanets, the largest provider of networked


                                    - More -

NorthWestern Reports Second Quarter 2002 EPS of 49 Cents
Aug. 8, 2002
Page 6


communications solutions and services to mid-market businesses in the United States; and Blue Dot, a leading provider of air conditioning, heating, plumbing and related services.

FORWARD-LOOKING STATEMENTS

      STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: ALL STATEMENTS CONTAINED HEREIN, AS WELL AS STATEMENTS MADE IN PRESS RELEASES AND ORAL STATEMENTS THAT MAY BE MADE BY US OR BY OFFICERS, DIRECTORS OR EMPLOYEES ACTING ON OUR BEHALF, THAT ARE NOT STATEMENTS OF HISTORICAL FACT CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE OUR ACTUAL RESULTS TO BE MATERIALLY DIFFERENT FROM HISTORICAL RESULTS OR FROM ANY FUTURE RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. AMONG THE FACTORS THAT COULD CAUSE OUR ACTUAL RESULTS OR OUTCOMES TO DIFFER MATERIALLY
ARE: THE ADVERSE IMPACT OF WEATHER CONDITIONS AND SEASONAL FLUCTUATIONS; UNSCHEDULED GENERATION OUTAGES; MAINTENANCE OR REPAIRS; UNANTICIPATED CHANGES TO FOSSIL FUEL OR GAS SUPPLY COSTS OR AVAILABILITY DUE TO HIGHER DEMAND, SHORTAGES, TRANSPORTATION PROBLEMS OR OTHER DEVELOPMENTS; DEVELOPMENTS IN THE FEDERAL AND STATE REGULATORY ENVIRONMENT AND THE TERMS ASSOCIATED WITH OBTAINING REGULATORY APPROVAL AND RATE ORDERS; COSTS ASSOCIATED WITH ENVIRONMENTAL LIABILITIES AND COMPLIANCE WITH ENVIRONMENTAL LAWS; THE RATE OF GROWTH AND ECONOMIC CONDITIONS IN OUR SERVICE TERRITORIES AND THOSE OF OUR SUBSIDIARIES; THE SPEED AND DEGREE TO WHICH COMPETITION ENTERS THE INDUSTRIES AND MARKETS IN WHICH OUR BUSINESSES OPERATE; THE TIMING AND EXTENT OF CHANGES IN INTEREST RATES AND FLUCTUATIONS IN ENERGY-RELATED COMMODITY PRICES; RISKS ASSOCIATED WITH ACQUISITIONS, TRANSITION AND INTEGRATION OF ACQUIRED COMPANIES, INCLUDING NORTHWESTERN ENERGY LLC AND THE GROWING AND EMERGING MARKETS DIVISION OF LUCENT TECHNOLOGIES, INC., AND THE IMPLEMENTATION OF INFORMATION SYSTEMS AND REALIZATION OF EFFICIENCIES IN EXCESS OF ANY RELATED RESTRUCTURING CHARGES; A LACK OF MINORITY INTEREST BASIS, WHICH REQUIRES US TO RECOGNIZE AN INCREASED SHARE OF OPERATING LOSSES AT CERTAIN OF OUR SUBSIDIARIES; OUR ABILITY TO RECOVER TRANSITION COSTS; DISALLOWANCE BY THE MONTANA PUBLIC SERVICE COMMISSION OF THE RECOVERY OF THE COSTS INCURRED IN ENTERING INTO OUR DEFAULT SUPPLY PORTFOLIO CONTRACTS WHILE WE ARE REQUIRED TO ACT AS THE "DEFAULT SUPPLIER"; DISRUPTIONS AND ADVERSE EFFECTS IN THE CAPITAL MARKET DUE TO THE CHANGING ECONOMIC ENVIRONMENT; OUR CREDIT RATINGS WITH MOODY'S, STANDARD & POOR'S AND FITCH; POTENTIAL DELAYS IN FINANCINGS OR SECURITIES AND EXCHANGE COMMISSION FILINGS BECAUSE WE CHANGED AUDITORS; OUR SUBSTANTIAL INDEBTEDNESS, WHICH COULD LIMIT OUR OPERATING FLEXIBILITY AND ABILITY TO BORROW ADDITIONAL FUNDS; OUR ABILITY TO OBTAIN ADDITIONAL CAPITAL TO REFINANCE OUR INDEBTEDNESS THAT IS SCHEDULED TO MATURE AND FOR WORKING CAPITAL PURPOSES; CHANGES IN CUSTOMER USAGE PATTERNS AND PREFERENCES; POSSIBLE FUTURE ACTIONS AND DEVELOPMENTS OF CORNERSTONE PROPANE PARTNERS LP; AND CHANGING CONDITIONS IN THE ECONOMY AND CAPITAL MARKETS AND OTHER FACTORS IDENTIFIED FROM TIME TO TIME IN OUR FILINGS WITH THE SEC. THIS NEWS RELEASE SHOULD BE READ IN CONJUNCTION WITH OUR ANNUAL REPORT ON FORM 10K FOR 2001, AND ANY SUBSEQUENT QUARTERLY REPORTS ON FORM 10-Q AND CURRENT REPORTS ON FORM 8-K, WHICH CAN BE LOCATED AT WWW.SEC.GOV OR REQUESTED FROM THE COMPANY.

     ANY FORWARD-LOOKING STATEMENT SPEAKS ONLY AS OF THE DATE ON WHICH SUCH STATEMENT IS MADE, AND, EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENT TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE ON WHICH SUCH STATEMENT IS MADE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS. NEW FACTORS EMERGE FROM TIME TO TIME, AND IT IS NOT POSSIBLE FOR MANAGEMENT TO PREDICT ALL SUCH FACTORS.


                                       ###

NorthWestern Corporation Reports Second Quarter Results
Aug. 8, 2002
Page 7


                            NORTHWESTERN CORPORATION
                       CONSOLIDATED STATEMENTS OF INCOME
              (UNAUDITED) (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                               THREE MONTHS ENDED        SIX MONTHS ENDED
                                                    JUNE 30                   JUNE 30
                                               2002         2001         2002         2001
                                             ---------    ---------    ---------    ---------
OPERATING REVENUES                           $ 515,652    $ 476,846    $ 995,765    $ 954,438

COST OF SALES                                  261,740      288,008      531,431      610,456
                                             ---------    ---------    ---------    ---------

GROSS MARGIN                                   253,912      188,838      464,334      343,982
                                             ---------    ---------    ---------    ---------

OPERATING EXPENSES:
   Selling, general and administrative         172,831      170,726      320,981      343,541
   Depreciation                                 25,424        9,739       45,959       18,727
   Amortization of intangibles                   6,841       11,608       13,930       22,051
                                             ---------    ---------    ---------    ---------
                                               205,096      192,073      380,870      384,319
                                             ---------    ---------    ---------    ---------

OPERATING INCOME (LOSS)                         48,816       (3,235)      83,464      (40,337)

Interest Expense                               (31,063)     (11,689)     (52,749)     (24,082)
Investment Income and Other                     (2,497)       1,675       (1,803)       2,853
                                             ---------    ---------    ---------    ---------

INCOME (LOSS) BEFORE INCOME TAXES AND
  MINORITY INTERESTS                            15,256      (13,249)      28,912      (61,566)

Benefit (Provision) for Income Taxes            (2,466)      (3,781)      (7,077)      11,893
                                             ---------    ---------    ---------    ---------

INCOME (LOSS) BEFORE MINORITY INTERESTS         12,790      (17,030)      21,835      (49,673)

Minority Interests                               8,100       29,857       23,014       75,693
                                             ---------    ---------    ---------    ---------

INCOME FROM CONTINUING OPERATIONS               20,890       12,827       44,849       26,020

Discontinued Operations, Net of Tax and
  Minority Interests                            (5,086)      (2,047)     (45,086)       3,149
                                             ---------    ---------    ---------    ---------

INCOME (LOSS) BEFORE EXTRAORDINARY ITEM         15,804       10,780         (237)      29,169

Extraordinary Item, Net of Tax of $7,241            --           --      (13,447)          --
                                             ---------    ---------    ---------    ---------

NET INCOME (LOSS)                               15,804       10,780      (13,684)      29,169

Minority Interests on Preferred Securities
  of Subsidiary Trusts                          (7,474)      (1,650)     (13,699)      (3,300)

Dividends on Cumulative Preferred Stock            (48)         (48)         (96)         (96)
                                             ---------    ---------    ---------    ---------

EARNINGS (LOSS) ON COMMON STOCK              $   8,282    $   9,082    $ (27,479)   $  25,773
                                             =========    =========    =========    =========

AVERAGE COMMON SHARES OUTSTANDING               27,397       23,669       27,397       23,552

EARNINGS (LOSS) PER AVERAGE COMMON SHARE
   Continuing operations                     $    0.49    $    0.47    $    1.13    $    0.96
   Discontinued operations                       (0.19)       (0.09)       (1.65)        0.13
   Extraordinary item                               --           --        (0.49)          --
                                             ---------    ---------    ---------    ---------
   Basic                                     $    0.30    $    0.38    $   (1.01)   $    1.09
                                             =========    =========    =========    =========

   Continuing operations                     $    0.49    $    0.47    $    1.13    $    0.95
   Discontinued operations                       (0.19)       (0.09)       (1.65)        0.13
   Extraordinary item                               --           --        (0.49)          --
                                             ---------    ---------    ---------    ---------
   Diluted                                   $    0.30    $    0.38    $   (1.01)   $    1.08
                                             =========    =========    =========    =========

NorthWestern Corporation Reports Second Quarter Results
Aug. 8, 2002
Page 8


                            NORTHWESTERN CORPORATION
                          CONSOLIDATED BALANCE SHEETS
                                 (In Thousands)

                                                                          June 30,      December 31,
                                                                            2002           2001
                                                                         -----------    -----------
                                                                         (unaudited)
                                     ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                              $    79,717    $    37,158
  Accounts receivable, net                                                   379,121        260,485
  Inventories                                                                 75,058         79,719
  Other                                                                       88,131         69,487
  Current assets of discontinued operations                                   45,408        181,697
                                                                         -----------    -----------
    TOTAL CURRENT ASSETS                                                     667,435        628,546
                                                                         -----------    -----------

PROPERTY, PLANT AND EQUIPMENT, NET                                         1,782,676        496,241

GOODWILL AND OTHER INTANGIBLE ASSETS, NET                                    660,360        640,590

OTHER:
  Investments                                                                 93,499         62,959
  Regulatory assets                                                           94,433         20,415
  Deferred tax asset                                                          12,825         17,374
  Other                                                                      104,836         73,413
  Noncurrent assets of discontinued operations                               673,461        695,197
                                                                         -----------    -----------
    TOTAL ASSETS                                                         $ 4,089,525    $ 2,634,735
                                                                         ===========    ===========

                      LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Current maturities of long-term debt                                   $   173,933    $   155,000
  Current maturities of long-term debt - nonrecourse                           7,125         22,817
  Short-term debt - nonrecourse                                              130,350        178,628
  Accounts payable                                                            99,048        122,266
  Accrued expenses                                                           413,848        216,345
  Current liabilities of discontinued operations                              87,321        230,070
                                                                         -----------    -----------
    TOTAL CURRENT LIABILITIES                                                911,625        925,126
                                                                         -----------    -----------

LONG-TERM DEBT                                                             1,396,914        373,350
LONG-TERM DEBT OF SUBSIDIARIES - NONRECOURSE                                  36,933         37,999
OTHER NONCURRENT LIABILITIES                                                 369,132         75,040
NONCURRENT LIABILITIES & MINORITY INTERESTS OF DISCONTINUED OPERATIONS       632,481        605,325
                                                                         -----------    -----------
  TOTAL LIABILITIES                                                        3,347,085      2,016,840
                                                                         -----------    -----------

MINORITY INTERESTS                                                            11,106         30,067

PREFERRED STOCK, PREFERENCE STOCK AND PREFERRED SECURITIES:
  Preferred stock - 4 1/2% series                                              2,600          2,600
  Redeemable preferred stock - 6 1/2% series                                   1,150          1,150
  Preference stock                                                                --             --
  Corporation obligated mandatorily redeemable
  preferred securities of subsidiary trusts                                  370,250        187,500
                                                                         -----------    -----------
    TOTAL PREFERRED STOCK, PREFERENCE STOCK AND PREFERRED SECURITIES         374,000        191,250
                                                                         -----------    -----------

SHAREHOLDERS' EQUITY:
  Common stock, par value $1.75; authorized 50,000,000 shares;
  issued and outstanding 27,396,762                                           47,942         47,942
  Paid-in capital                                                            240,891        240,797
  Treasury stock, at cost                                                     (3,500)        (3,681)
  Retained earnings                                                           67,432        112,307
  Accumulated other comprehensive income (loss)                                4,569           (787)
                                                                         -----------    -----------
    TOTAL SHAREHOLDERS' EQUITY                                               357,334        396,578
                                                                         -----------    -----------

                                                                         -----------    -----------
    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                           $ 4,089,525    $ 2,634,735
                                                                         ===========    ===========

NorthWestern Corporation Reports Second Quarter Results
Aug. 8, 2002
Page 9

                            NORTHWESTERN CORPORATION
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                           (Unaudited) (In Thousands)

                                                                        Six Months Ended
                                                                             June 30
                                                                        2002         2001
                                                                      ---------    ---------
OPERATING ACTIVITIES:
  Net income (loss)                                                   $ (13,684)   $  29,169
  Items not affecting cash:
    Depreciation                                                         45,959       18,727
    Amortization                                                         13,930       22,051
    Loss on discontinued operations                                      40,000           --
    Extraordinary item, net of taxes                                     13,447           --
    Deferred income taxes                                                 1,928          (87)
    Minority interests in net losses of consolidated subsidiaries       (23,014)     (75,693)
  Changes in operating assets and liabilities, net of acquisitions:
    Accounts receivable                                                 (37,079)      16,827
    Inventories                                                          21,733        8,964
    Other current assets                                                  9,762       (5,058)
    Accounts payable                                                    (46,311)      22,598
    Accrued expenses                                                     24,246       (4,238)
  Change in noncurrent assets                                             4,388        3,819
  Change in noncurrent liabilities                                      (15,394)         713
  Other, net                                                             12,273         (267)
                                                                      ---------    ---------
    CASH FLOWS PROVIDED BY CONTINUING OPERATIONS                         52,184       37,525
  Change in net assets of discontinued operations                         2,432       23,509
                                                                      ---------    ---------
    CASH FLOWS PROVIDED BY OPERATING ACTIVITIES                          54,616       61,034
                                                                      ---------    ---------

INVESTMENT ACTIVITIES:
  Property, plant and equipment additions                               (21,749)     (20,486)
  Proceeds from sale of assets                                           22,441           --
  Sale (purchase) of noncurrent investments and assets, net             (12,641)      (2,487)
  Acquisitions and growth expenditures, net of cash received           (559,909)     (40,368)
                                                                      ---------    ---------
    CASH FLOWS USED IN INVESTING ACTIVITIES                            (571,858)     (63,341)
                                                                      ---------    ---------

FINANCING ACTIVITIES:
  Dividends on common and preferred stock                               (17,492)     (14,108)
  Minority interest on preferred securities of subsidiary trusts        (13,699)      (3,300)
  Issuance of long-term debt                                            719,118           --
  Issuance of preferred securities of subsidiary trusts                 117,750           --
  Repayment of long-term debt                                            (2,009)          --
  Line of credit (repayments) borrowings, net                          (132,000)      66,700
  Financing costs                                                       (34,194)          --
  Subsidiary repurchase of minority interests                           (15,660)     (13,368)
  Line of credit repayments of subsidiaries, net                        (12,951)      (8,578)
  Issuance of nonrecourse subsidiary debt                                   179          597
  Repayment of nonrecourse subsidiary debt                              (57,119)     (11,078)
  Proceeds from termination of hedge                                      7,878           --
                                                                      ---------    ---------
    CASH FLOWS PROVIDED BY FINANCING ACTIVITIES                         559,801       16,865
                                                                      ---------    ---------

INCREASE IN CASH AND CASH EQUIVALENTS                                    42,559       14,558
Cash and Cash Equivalents, beginning of period                           37,158       43,385
                                                                      ---------    ---------
CASH AND CASH EQUIVALENTS, END OF PERIOD                              $  79,717    $  57,943
                                                                      =========    =========

NorthWestern Corporation Reports Second Quarter Results
Aug. 8, 2002
Page 10

SIX MONTHS ENDED JUNE 30, 2002
                                                             PARENT COMPANY
                                         -----------------------------------------------------
                                                                TOTAL                  TOTAL
                                                   NATURAL   ELECTRIC &               PARENT
                                         ELECTRIC    GAS     NATURAL GAS  ALL OTHER   COMPANY  COMMUNICATIONS    HVAC       TOTAL
                                         --------  --------  -----------  ---------  --------- --------------  ---------  ---------
Operating Revenues                       $216,742  $131,904   $ 348,646   $  22,681  $ 371,327    $ 412,180    $ 212,258  $ 995,765
Cost of Sales                              71,160    74,963     146,123       9,954    156,077      241,415      133,939    531,431
                                         --------  --------   ---------   ---------  ---------    ---------    ---------  ---------
Gross Margin                              145,582    56,941     202,523      12,727    215,250      170,765       78,319    464,334

Selling, general and administrative        71,525    23,631      95,156      13,635    108,791      137,220       74,970    320,981
Depreciation                               22,903     5,645      28,548       1,434     29,982       11,569        4,408     45,959
Goodwill & intangibles amortization            --        --          --          18         18       13,686          226     13,930
                                         --------  --------   ---------   ---------  ---------    ---------    ---------  ---------
Operating Income (Loss)                  $ 51,154  $ 27,665      78,819      (2,360)    76,459        8,290       (1,285)    83,464
                                         ========  ========

Interest expense                                                (32,307)     (6,323)   (38,630)     (13,985)        (134)   (52,749)
Investment income and other                                       1,125      (3,091)    (1,966)         126           37     (1,803)
                                                              ---------   ---------  ---------    ---------    ---------  ---------
Income (loss) before taxes and                                   47,637     (11,774)    35,863       (5,569)      (1,382)    28,912
  minority interests
Benefit (Provision) for income taxes                            (17,423)      9,520     (7,903)         432          394     (7,077)
                                                              ---------   ---------  ---------    ---------    ---------  ---------
Income (loss) before minority interests                       $  30,214   $  (2,254) $  27,960    $  (5,137)   $    (988) $  21,835
                                                              =========   =========  =========    =========    =========  =========

SIX MONTHS ENDED JUNE 30, 2001
                                                             PARENT COMPANY
                                         -----------------------------------------------------
                                                                TOTAL                  TOTAL
                                                   NATURAL   ELECTRIC &               PARENT
                                         ELECTRIC    GAS     NATURAL GAS  ALL OTHER   COMPANY  COMMUNICATIONS    HVAC       TOTAL
                                         --------  --------  -----------  ---------  --------- --------------  ---------  ---------
Operating Revenues                       $ 59,530  $105,854   $ 165,384   $   7,686  $ 173,070    $ 570,064    $ 211,304  $ 954,438
Cost of Sales                              10,785    90,435     101,220       4,974    106,194      372,932      131,330    610,456
                                         --------  --------   ---------   ---------  ---------    ---------    ---------  ---------
Gross Margin                               48,745    15,419      64,164       2,712     66,876      197,132       79,974    343,982

Selling, general and administrative        16,904     7,939      24,843      10,885     35,728      236,860       70,953    343,541
Depreciation                                6,424     1,707       8,131         929      9,060        5,206        4,461     18,727
Goodwill & intangibles amortization            --        --          --         140        140       18,409        3,502     22,051
Restructuring                                  --        --          --          --         --           --           --         --
                                         --------  --------   ---------   ---------  ---------    ---------    ---------  ---------
Operating Income (Loss)                  $ 25,417  $  5,773      31,190      (9,242)    21,948      (63,343)       1,058    (40,337)
                                         ========  ========

Interest expense                                                 (4,357)    (11,118)   (15,475)      (6,094)      (2,513)   (24,082)
Investment income and other                                         166       2,251      2,417          301          135      2,853
                                                              ---------   ---------  ---------    ---------    ---------  ---------
Income (loss) before taxes and                                   26,999     (18,109)     8,890      (69,136)      (1,320)   (61,566)
  minority interests
Benefit (Provision) for income taxes                             (9,223)      4,534     (4,689)      17,461         (879)    11,893
                                                              ---------   ---------  ---------    ---------    ---------  ---------
Income (loss) before minority interests                       $  17,776   $ (13,575) $   4,201    $ (51,675)   $  (2,199) $ (49,673)
                                                              =========   =========  =========    =========    =========  =========

NorthWestern Corporation Reports Second Quarter Results
Aug. 8, 2002
Page 11

QUARTER ENDED JUNE 30, 2002
                                                             PARENT COMPANY
                                         -----------------------------------------------------
                                                                TOTAL                  TOTAL
                                                   NATURAL   ELECTRIC &               PARENT
                                         ELECTRIC    GAS     NATURAL GAS  ALL OTHER   COMPANY  COMMUNICATIONS    HVAC       TOTAL
                                         --------  --------  -----------  ---------  --------- --------------  ---------  ---------
Operating Revenues                       $121,406  $53,660    $ 175,066   $  12,536  $ 187,602    $ 210,275    $ 117,775  $ 515,652
Cost of Sales                              39,544   27,000       66,544       4,335     70,879      116,665       74,196    261,740
                                         --------  -------    ---------   ---------  ---------    ---------    ---------  ---------
Gross Margin                               81,862   26,660      108,522       8,201    116,723       93,610       43,579    253,912

Selling, general and administrative        43,820   13,840       57,660       7,108     64,768       68,721       39,342    172,831
Depreciation                               12,726    3,107       15,833         731     16,564        7,075        1,785     25,424
Goodwill & intangibles amortization            --       --           --          11         11        6,791           39      6,841
                                         --------  -------    ---------   ---------  ---------    ---------    ---------  ---------
Operating Income (Loss)                  $ 25,316  $ 9,713       35,029         351     35,380       11,023        2,413     48,816
                                         ========  =======

Interest expense                                                (20,081)     (2,938)   (23,019)      (8,011)         (33)   (31,063)
Investment income and other                                         842      (3,490)    (2,648)         127           24     (2,497)
                                                              ---------   ---------  ---------    ---------    ---------  ---------
Income (loss) before taxes and                                   15,790      (6,077)     9,713        3,139        2,404     15,256
  minority interests
Benefit (Provision) for income taxes                             (5,621)      5,890        269       (1,775)        (960)    (2,466)
                                                              ---------   ---------  ---------    ---------    ---------  ---------
Income (loss) before minority interests                       $  10,169   $    (187) $   9,982    $   1,364    $   1,444  $  12,790
                                                              =========   =========  =========    =========    =========  =========

QUARTER ENDED JUNE 30, 2001
                                                             PARENT COMPANY
                                         -----------------------------------------------------
                                                                TOTAL                  TOTAL
                                                   NATURAL   ELECTRIC &               PARENT
                                         ELECTRIC    GAS     NATURAL GAS  ALL OTHER   COMPANY  COMMUNICATIONS    HVAC       TOTAL
                                         --------  --------  -----------  ---------  --------- --------------  ---------  ---------
Operating Revenues                       $ 30,169  $29,535    $  59,704   $   4,202  $  63,906    $ 301,267    $ 111,673  $ 476,846
Cost of Sales                               5,461   24,120       29,581       2,682     32,263      186,924       68,821    288,008
                                         --------  -------    ---------   ---------  ---------    ---------    ---------  ---------
Gross Margin                               24,708    5,415       30,123       1,520     31,643      114,343       42,852    188,838

Selling, general and administrative         9,417    3,664       13,081       5,246     18,327      116,355       36,044    170,726
Depreciation                                3,212      872        4,084         438      4,522        2,890        2,327      9,739
Goodwill & intangibles amortization            --       --           --         111        111        9,735        1,762     11,608
Restructuring                                                        --          --         --           --           --         --
                                         --------  -------    ---------   ---------  ---------    ---------    ---------  ---------
Operating Income (Loss)                  $ 12,079  $   879       12,958      (4,275)     8,683      (14,637)       2,719     (3,235)
                                         ========  =======

Interest expense                                                 (2,154)     (4,642)    (6,796)      (3,736)      (1,157)   (11,689)
Investment income and other                                         140       1,009      1,149          453           73      1,675
                                                              ---------   ---------  ---------    ---------    ---------  ---------
Income (loss) before taxes and                                   10,944      (7,908)     3,036      (17,920)       1,635    (13,249)
  minority interests
Benefit (Provision) for income taxes                             (3,699)      1,246     (2,453)          --       (1,328)    (3,781)
                                                              ---------   ---------  ---------    ---------    ---------  ---------
Income (loss) before minority interests                       $   7,245   $  (6,662) $     583    $ (17,920)   $     307  $ (17,030)
                                                              =========   =========  =========    =========    =========  =========